-----------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                October 7, 2003

                   Bear Stearns Asset Backed Funding II Inc.
                         Whole Auto Loan Trust 2003-1
            (Exact Name of Registrant as Specified in its Charter)




          Delaware                  333-107577                22-3863780
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(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
Incorporation)                      Number)                Identification No.)

383 Madison Avenue
New York, New York                                         10179
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(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 272-2000

                                  No Change
                  ------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

     The Trust Agreement, the Sale and Servicing Agreement, the Indenture, the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, the ALFT II Receivables Purchase Agreement and the ALFT IV Receivables Purchase Agreements are annexed hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 respectively.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

              99.1 Amended and Restated Trust Agreement dated as of October 7, 2003.

              99.2     Sale and Servicing Agreement dated as of October 7, 2003.

              99.3     Indenture dated as of October 7, 2003.

              99.4 WALT Receivables Purchase Agreement dated as of October 7, 2003.

              99.5 ALFT 2002-1 Receivables Purchase Agreement dated as of October 7, 2003.


              99.6 ALFT II Receivables Purchase Agreement dated as of October 7, 2003.


              99.7 ALFT IV Receivables Purchase Agreement dated as of October 7, 2003.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BEAR STEARNS ASSET BACKED FUNDING II INC.



                                  By: /s/ Brant Brooks
                                      -------------------------------------
                                      Name:   Brant Brooks
                                      Title:  Senior Vice President



Dated: October 21, 2003

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.               Description
-----------               -----------

99.1                      Amended and Restated Trust Agreement dated as of
                          October 7, 2003.
99.2 Sale and Servicing Agreement dated as of October 7, 2003.
99.3                      Indenture dated as of October 7, 2003.
99.4                      WALT Receivables Purchase Agreement dated as of
                          October 7, 2003.
99.5 ALFT 2002-1 Receivables Purchase Agreement dated as of October 7, 2003.
99.6                      ALFT II Receivables Purchase Agreement dated as of
                          October 7, 2003.
99.7                      ALFT IV Receivables Purchase Agreement dated as of
                          October 7, 2003.